Exhibit 10.2

CONFIDENTIAL TREATMENT OF REDACTED PORTIONS HAS BEEN GRANTED BY THE SEC


Execution Document
February 3, 1999

ESCROW AGREEMENT

This Escrow Agreement (this "Agreement") is among Hauser, Inc., a Colorado corporation ("Seller"); Baker Norton Pharmaceuticals, Inc., a Florida corporation ("Buyer"); and Norwest Bank Colorado, National Association (the "Escrow Agent"). Seller and Buyer are sometimes referred to collectively as the "Escrowing Parties."

RECITALS

WHEREAS, the Escrowing Parties agree to place in escrow certain funds and the Escrow Agent agrees to hold and distribute such funds in accordance with the terms of this Escrow Agreement, the Escrow Agent and the Escrowing Parties make this agreement as follows:

ARTICLE 1:  DIRECTIONS

1.01  ESCROWED FUNDS:

With its execution and delivery hereof, Buyer is depositing with the Escrow
Agent the sum of [                   (US$           )] (the "Escrowed Funds")
in the form of a bank cashiers' check, certified wire transfer, or other immediately available funds payable to the order of the Escrow Agent.

1.02  INSTRUCTIONS:

(a) The Escrow Agent shall invest the Escrowed Funds in such manner as may be directed by written instructions signed by both Seller and Buyer, provided, however, that, in the absence of such instructions the Escrow Agent shall invest the Escrowed Funds in an interest-bearing account of a federally insured financial institution (which may be the Escrow Agent or any of its affiliated financial institutions).

(b) If and when the Escrow Agent receives, at the address stated for the Escrow Agent above its signature at the end of this Escrow Agreement, written notice (the "Delivery Notice") from Seller stating (A) that Seller is entitled to the Escrowed Funds under the terms of the Supply Agreement and
(B) that Seller has given notice to Buyer that Seller is making the Delivery Notice, then the Escrow Agent shall (i) furnish Buyer with a copy of the Delivery Notice within two banking days after Escrow Agent's receipt thereof and (ii) on the tenth banking day after its receipt of the Delivery Notice (such tenth day being the "Delivery Date").

(1) Deduct, from the aggregate of the Escrowed Funds and interest accrued thereon, the Escrow Agent's Fees, as determined pursuant to Article 2;

(2) Release and deliver to Seller the lesser of (i) the Escrowed Funds, excluding interest accrued thereon, or (ii) the amount remaining after deducting the Escrow Agent's fees from the aggregate of the Escrowed Funds and interest accrued thereon; and

(3) Release and deliver to Buyer the amount, if any, remaining of the aggregate of the Escrowed Funds and interest accrued thereon after making the deductions and deliveries provided for in Section 1.02(b)(1) and Section 1.02(b)(2).

(c) Notwithstanding Section 1.02(b), the Escrow Agent shall not make the deductions, releases and deliveries provided for in Section 1.02(b) if, prior to the Delivery Date, the Escrow Agent shall have received, at the address stated for the Escrow Agent above its signature at the end of this Escrow Agreement, written notice (the "Claim Notice") from Buyer stating (1) that Seller is not entitled to the Escrowed Funds under the terms of the Supply Agreement and (2) that Buyer is entitled to file the Claim Notice under the terms and conditions of the Supply Agreement. The Escrow Agent shall furnish Seller with a copy of the Claim Notice within two banking days of the Escrow Agent's receipt thereof.

(d) If the Escrow Agent receives a Claim Notice as contemplated in Section 1.02(c), the Escrow Agent shall release and deliver the Escrowed Funds as directed by written instructions signed by both Seller and Buyer, which instructions may direct the Escrow Agent (A) to release all of the Escrowed Funds to Seller, (B) to release all of the Escrowed Funds to Buyer, (C) to release a stated portion or percentage of the Escrowed Funds to one of them and the balance to the other, or (D) to release the Escrowed Funds as otherwise directed in the written instructions; provided, however, that, if the Escrow Agent does not receive such written instructions within six months following receipt of a Claim Notice, the Escrow Agent shall continue to hold the Escrowed Funds pursuant to this Agreement pending receipt of such written instructions until the Escrow Agent determines in its discretion to proceed in accordance with Section 3.08.

1.03  ASSIGNMENT OF INTEREST:

The assignment, transfer, conveyance, or hypothecation of any right title, or interest in and to the subject matter of this Agreement (referred to under this Section 103 as "Assignment') shall be binding upon the Escrow Agent upon delivery of notice to the Escrow Agent of the Assignment and payment to the Escrow Agent of all of its fees, in connection with the Assignment, provided the Escrow Agent has given its written assent to the Assignment, which assent shall not be unreasonably withheld.

ARTICLE 2:  COMPENSATION OF THE ESCROW AGENT

The Escrowing Parties agree, jointly and severally, to pay the Escrow Agent the following ("Escrow Agent's Fees"):

(a)  [     ] inception fee and [      ] annual administration fee for all
services rendered by it under this Agreement; and

(b) Reasonable compensation for services rendered in connection with this Agreement but not expressly provided for herein and reimbursement for those reasonable expenses incurred by the Escrow Agent in rendering such services, including, but not limited to court costs and attorney's fees incurred as a result of any dispute arising out of this Agreement.

Provision is made in Section 1.02(b)(1) for the deduction of the Escrow Agent's Fees in connection with release and delivery of the Escrowed Funds. The Escrow Agent shall have a first and prior lien upon the Escrowed Funds to secure the payment of the Escrow Agent's Fees. If any such payment is not timely received by the Escrow Agent the Escrowing Parties authorize the Escrow Agent to deduct such payment from the Escrowed Funds.

ARTICLE 3:  PROVISIONS CONCERNING ESCROW AGENT

3.01  AUTHORITY OF ESCROWING PARTIES:

The Escrow Agent shall be under no duty or obligation to ascertain the identity, authority, and/or rights of the Escrowing Parties or their agents.

3.02  OTHER AGREEMENTS:

The Escrow Agent shall not be a party to, or bound by, any agreement between the Escrowing Parties other than this Agreement, whether or not a copy and/or original of such agreement is held as escrowed property under this Agreement, and, the Escrow Agent shall have no duty to know or inquire as to the performance or nonperformance of any provision of any such agreement between the Escrowing Parties.

3.03  DEPOSITED INSTRUMENTS AND/OR FUNDS:

The Escrow Agent assumes no responsibility for the validity or sufficiency of any instrument held as Escrowed Funds, except as expressly and specifically set forth in this Agreement.

3.04  LATE PAYMENTS OR PERFORMANCE:

The Escrow Agent may not accept any payment or performance required under this Agreement after the date such payment or performance is due, except as the Parties may otherwise jointly instruct the Escrow Agent in writing subsequent to the date such payment or performance is due but prior to the actual date of payment or performance.

3.05  ESCHEAT:

The Escrowing Parties are aware that under Colorado law, escrowed property which is presumed abandoned may escheat to the State. The Escrow Agent shall have no liability to the Escrowing Parties, their respective heirs, legal representatives, successors, and assigns, should any or all of the Escrowed Funds become escheat able or escheat by operation of law.

3.06  NON-LIABILITY:

The Escrow Agent shall not be liable for any act or omission while acting in good faith and in the exercise of its own best judgment. Any act or omission by the Escrow Agent pursuant to the advice of its attorneys shall be conclusive evidence of such good faith. The Escrow Agent shall have the right to consult with counsel at the expense of the Escrowing Parties whenever any question arises concerning this Agreement and shall incur no liability for any delay reasonably required to obtain such advice of counsel. The Escrow Agent shall have no further responsibility or liability whatsoever to any or all of the Escrowing Parties following a complete distribution of the Escrowed Funds pursuant to this Agreement. The Escrow Agent shall not incur any liability with respect to any act or omission in reliance upon any document including any written notice or instruction provided for in this Agreement. In performing its obligations hereunder, the Escrow Agent shall be entitled to presume, without inquiry, the due execution, validity and effectiveness of all documents it receives, and also the truth and accuracy of any information contained therein. The Escrow Agent shall not be responsible or liable for any diminution of principal of the Escrowed Funds or any interest penalty, whatsoever, for any reason.

3.07  INDEMNIFICATION:

The Escrowing Parties agree, jointly and severally, to indemnify and hold harmless the Escrow Agent from any liability, cost, or expense whatsoever, including, but not limited to, attorney's fees incurred by reason of accepting this Agreement and/or Escrowed Funds.

3.08  DISAGREEMENTS.

If any disagreement or dispute arises between the Escrowing Parties concerning the meaning or validity of any provision hereunder or concerning any other matter relating to this Agreement, the Escrow Agent.

(a) Shall be under no obligation to act, except under process or order of court or until it has been adequately indemnified to its full satisfaction, and shall sustain no liability for its failure to act pending such process, court order or indemnification; and

(b) May, in its sole and absolute discretion, interplead the Escrowed Funds or that portion of Escrowed Funds it then holds with the District Court of the City and County of Denver, State of Colorado, and name the Escrowing Parties in such interpleader action. Upon filing the interpleader action, the Escrow Agent shall be relieved of all liability as to the Escrowed Funds and shall be entitled to recover from the Escrowing Parties its reasonable attorneys' fees and other costs incurred in commencing and maintaining such action, The Escrowing Parties by signing this Agreement submit themselves to the jurisdiction of such court and do appoint the Clerk of such Court as their agent for the service of all process in connection with such proceedings In no event shall the institution of such interpleader action impair the rights of the Escrow Agent described in Section 3.06 of this Article.

ARTICLE 4:  GENERAL TERMS AND CONDITIONS

4.01  EXTENSION OF BENEFITS:

This agreement shall be binding upon, inure to the benefit of, and be enforceable by, the respective heirs, legal representatives, successors, and assigns of all of the Escrowing Parties and the Escrow Agent.

4.02  GOVERNING LAW:

This Agreement shall be construed and enforced in accordance with the laws of the State of Colorado.

4.03  NOTICES:

All notices, requests, demands, and other communications required under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or by certified mail, return receipt requested and postage prepaid, addressed as set forth below under the signature lines of the respective addressees of such communications, provided that an addressee may change the address for communications to it by giving notice of such change to a communicating party, which change shall become effective as to that communicating party on the later of the effective date stated in the notice of change or the tenth day after the notice of change is given. If any notice is mailed, it shall be deemed given on the date on which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be. If any notice is personally delivered, it shall be deemed given upon the date of such delivery. If notice is given to a party, it shall be mailed or delivered to the addresses set forth below the signature blocks. It shall be the responsibility of the Escrowing Parties to notify the Escrow Agent in writing of any name or address changes.

4.04  ENTIRE AGREEMENT:

This Agreement sets forth the entire agreement and understanding of the Escrowing Parties hereto.

4.05  AMENDMENT:

This Agreement may be amended, modified, superseded, rescinded, or canceled only by a written instrument executed by the Escrowing Parties and the Escrow Agent.

4.06  WAIVERS:

The failure on any party to this Agreement at any time or times to require performance of any provision under this Agreement shall in no manner affect the right at a later time to enforce the same performance. A waiver by any party to this Agreement of any such condition or breach of any term, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall neither be construed as a further or continuing waiver of any such condition or breach nor a waiver of any other condition or breach of any other term, covenant, representation or warranty contained in this Agreement.

4.07  HEADINGS:

Section headings of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions of this Agreement.

4.08  COUNTERPARTS:

This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

4.09  RESIGNATION OR REMOVAL OF ESCROW AGENT:

The Escrow Agent may resign at any time by furnishing written notice of its resignation to the Escrowing Parties. The Escrowing Parties may remove the Escrow Agent at any time by furnishing to the Escrow Agent a written notice of its removal. Such resignation or removal, as the case may be, shall be effective upon delivery of such notice.

[Signatures follow]

IN WITNESS WHEREOF, the Escrowing Parties to this Agreement have each caused this Escrow Agreement to be duly executed on this third day of February 1999.

Corporate Name:     BAKER NORTON PHARMACEUTICALS, INC.
By:              /s/Jane Hsiao
Title:              Vice President
Address:            4400 Biscayne Boulevard
                    Miami, Florida 33137
Telephone:          (305) 575-6004
Tax I.D. N :

Corporate Name:     HAUSER, INC.
By:              /s/David I. Rosenthal
Title:              Chief Financial Officer and Treasurer
Address:            5555 Airport Boulevard
                    Boulder, Colorado  80301
Telephone:          (303) 443-4662
Tax I.D. N :

A copy of all notices to Baker Norton Pharmaceuticals, Inc. shall be sent to:
          IVAX Corporation
          4400 Biscayne Boulevard
          Miami, Florida 33137
          Attention:  General Counsel
          Telephone:  (305)575-6037

The Escrow Agent by affixing its signature below, hereby acknowledges receipt of the Escrowed Funds and agrees to hold, administer, and dispose of the Escrowed Funds in accordance with the terms, conditions, and instructions of this Agreement and any amendments thereto, including those set forth in Schedule A.

          Norwest Bank Colorado, National Association
          Escrow Agent

Date:                                         By:
Account No.                                   Title:

          c/o Norwest Investment Management and Trust
          Corporate Trust and Escrow Services
          1740 Broadway
          Denver, Colorado  80274-8693
          Phone:  (303) 863-6247     Fax:  (303) 863-5645

SCHEDULE A TO ESCROW AGREEMENT

Joint Written Investment Instructions

Pursuant to Section 1-02(a) of the Escrow Agreement among Hauser, Inc.. a Colorado corporation ("Seller"); Baker Norton Pharmaceuticals, Inc., a Florida corporation] ("Buyer"); and Norwest Bank Colorado, National Association (the "Escrow Agent"), the Seller and Buyer ("Escrowing Parties") direct the Escrow Agent to invest the Escrowed Funds as follows:

The sum of [                   (US$        )] be invested in the Cash
Investment Fund of the Norwest Advantage Fund Group.

The Escrowed Funds will remain invested in the Norwest Cash Investment Fund until such time as Escrowing Parties supply new instructions for the investment of the Escrowed Funds or until the Escrowed Funds are released and delivered as provided in the Escrow Agreement

IN WITNESS WHEREOF, the parties have executed these instructions by their authorized representatives effective as of the date first above written.

                              HAUSER, INC.



                              By:     /s/David I. Rosenthal
                              Name:      David I. Rosenthal
                              Title:     Chief Financial Officer and Treasurer


                              BAKER NORTON
                              PHARMACEUTICALS, INC.


                              By:     /s/Jane Hsiao
                              Name:      Jane Hsiao
                              Title:     Vice President


CONFIDENTIAL TREATMENT OF REDACTED PORTIONS HAS BEEN GRANTED BY THE SEC